3,750,000 Ordinary Shares

FUWEI FILMS (HOLDINGS) CO., LTD.
UNDERWRITING AGREEMENT

December __ , 2006

MAXIM GROUP LLC
405 Lexington Avenue
New York, NY 10174

Ladies and Gentlemen:

Fuwei Films (Holdings) Co., Ltd., a company organized and existing under the laws of the Cayman Islands (the “Company”), confirms its agreement, subject to the terms and conditions set forth herein, with each of the underwriters listed on Schedule A hereto (collectively, the “Underwriters”), for whom Maxim Group LLC (“Maxim Group”) is acting as the sole representative (the “Representative”) to sell and issue to the Underwriters an aggregate of 3,750,000of its ordinary shares (the “Firm Shares”), par value $0.129752 US per share (the “Ordinary Shares”).

In addition, the Company hereby grants to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, an option to purchase an aggregate additional amount of 562,500 Ordinary Shares (the “Additional Shares”). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the “Shares.” The Shares are more fully described in the Registration Statement and Prospectus referred to below. The offering and sale of the Shares contemplated by this underwriting agreement (this “Agreement”) is referred to herein as the “Offering.” Unless otherwise indicated, all references to dollar amounts and the symbol “$” are in U.S. Dollars.

1. Representations and Warranties of the Company. The Company represents, warrants and covenants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date and each Additional Closing Date:

Maxim Group LLC
[                   ], 2006

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-1 (Registration No. 333-138948), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Shares which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional Ordinary Shares (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. Based on communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the “Rules and Regulations”), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering that differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement shall be deemed to refer to and include the exhibits filed therewith pursuant to the Rules and Regulations on or before the effective date of the Registration Statement or the date of the Prospectus, as the case may be.

 Maxim Group LLC
[                   ], 2006

(b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, and at the Closing Date and the Additional Closing Date (as hereinafter respectively defined), if any, the Registration Statement and the Prospectus and any amendments thereof and supplements or exhibits thereto complied or will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations (as the case may be), and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations. No representation and warranty is made in this Section 1(b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf any Underwriter through the Representative specifically for use therein (it being acknowledged and agreed by the parties that such information provided by or on behalf of any Underwriter consists solely of the subsections of the “Underwriting” section of the Prospectus captioned “Nature of Underwriting Commitment,” “Pricing of Securities,” “Stabilization” and “Foreign Regulatory Restrictions on Purchase of Ordinary Shares”).

 Maxim Group LLC
[                   ], 2006

(c) The Company has filed with the Commission a Form 8-A (File Number 000-33176 (the “Form 8-A”) providing for the registration under the Securities Exchange Act of 1934, as amended (together with the Rules and Regulations promulgated thereunder, the “Exchange Act”), of the Ordinary Shares. The Form 8-A has been declared effective by the Commission and such effectiveness remains as of the date hereof.

(d)  KPMG, Hong Kong, (“KPMG”), whose reports relating to the Company are included in the Registration Statement, are independent registered public accountants as required by the Securities Act, the Rules and Regulations and the Public Company Accounting Oversight Board (the “PCAOB”), including the rules and regulations promulgated by the PCAOB. KPMG is duly registered and in good standing with the PCAOB. KPMG has not, during the periods covered by the financial statements included in the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(e)  The Company’s subsidiaries within the meaning of Rule 405 under the Securities Act are Fuwei Films (Shandong) Co., Ltd. which was incorporated as a sino-foreign joint venture on January 28, 2003 and Fuwei Films (BVI) Co., Ltd. (the “Subsidiaries”). The Company has no other subsidiaries within the meaning of Rule 405 under the Securities Act and the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, exceeding 5% in any corporation, partnership, limited liability company, joint venture or other foreign or domestic business entity.

(f) Subsequent to the respective dates as of which information is presented in the Registration Statement and the Prospectus, and except as disclosed in the Registration Statement and the Prospectus: (i) neither the Company nor any Subsidiaries has declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock and (ii) there has been no material adverse change (or, to the knowledge of the Company, any development that has a high probability of involving a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise, including financial reserves or accruals), results of operations, shareholders’ equity, properties or prospects (as such prospects are described in the Prospectus) of the Company and its Subsidiaries taken as a whole; (B) the long-term debt or capital stock of the Company and its Subsidiaries; or (C) the Offering or consummation of any of the other agreements, covenants or commitments of the Company or its Subsidiaries contemplated by this Agreement or disclosed in the Registration Statement or the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any Subsidiaries has incurred or undertaken any liability or obligation, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, that is material to the Company or its Subsidiaries, except for liabilities, obligations and transactions that are disclosed in or completed by the Registration Statement and the Prospectus.

 Maxim Group LLC
[                   ], 2006

(g) As of the dates indicated in the Prospectus, the authorized, issued and outstanding shares of capital stock of the Company were: (i) as set forth in the Prospectus in the column headed “Actual” under the section thereof captioned “Capitalization” and (ii) after giving effect to the Offering and the other transactions contemplated by this Agreement will be as set forth in the column headed “As Adjusted” in or the section of the Prospectus captioned “Capitalization”.

(h) All of the issued and outstanding shares of capital stock of the Company (including, without limitation, all Additional Shares that may be sold by hereunder and all Relevant Securities) are, or will be, as the case may be: (i) fully paid and non-assessable and (ii) have been duly and validly authorized and issued, in compliance with the laws of the Cayman Islands, as amended and corresponding rules thereunder (the “Companies Law”), and all applicable state, federal, Cayman Islands and other foreign securities laws, rules and regulations and not in violation of or subject to any preemptive or similar right that does or will entitle any foreign or domestic individual, corporation, trust, partnership, joint venture, limited liability company or other entity (each, a “Person”), upon the issuance or sale of any security, to acquire from the Company any Relevant Security, except for such rights as may have been fully terminated, satisfied or waived prior to the effectiveness of the Registration Statement. As used herein, the term “Relevant Security” means any Ordinary Shares or other security of the Company (including any preferred shares) that are convertible into, or exercisable or exchangeable for Ordinary Shares or equity securities, or that holds the right to acquire any Ordinary Shares or equity securities of the Company or any other such Relevant Security. All of the issued and outstanding shares of capital stock of the Subsidiaries are: (i) fully paid and non-assessable and (ii) have been duly and validly authorized and issued, in compliance with the Companies Law, as amended and corresponding rules thereunder and all applicable state, federal, Companies Law and other foreign securities laws, rules and regulations and not in violation of or subject to any preemptive or similar right that does or will entitle any foreign or domestic individual, corporation, trust, partnership, joint venture, limited liability company or other entity, upon the issuance or sale of any security, to acquire from the Subsidiaries any capital stock, except for such rights as may have been fully terminated, satisfied or waived prior to the effectiveness of the Registration Statement.

 Maxim Group LLC
[                   ], 2006

(i) The Shares to be issued and sold by the Company as contemplated by this Agreement have been duly and validly authorized. When issued, delivered and paid for in accordance with this Agreement and as described in the Prospectus on each of the Closing Date and the Additional Closing Date, as applicable, all such Shares will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with the Companies Law and all applicable state, federal, Cayman Islands and other foreign securities laws, rules and regulations and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any Person to acquire any Relevant Security from the Company upon issuance or sale of Shares in the Offering, except for such rights as may have been fully terminated, satisfied or waived prior to the effectiveness of the Registration Statement.

(j) The Ordinary Shares and the rights of the holders thereof under the Companies Law or otherwise conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

(k) Except as disclosed in the Registration Statement and the Prospectus, the neither the Company nor any Subsidiary has any outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Ordinary Shares or any Relevant Security.

(l) The Company has been duly incorporated and validly exists as a corporation under the Companies Law and other applicable laws of the Cayman Islands. The Company has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Prospectus, and to own, lease and operate its respective properties. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect on: (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects (as such prospects are described in the Prospectus) of the Company and the Subsidiaries, (ii) the long-term debt or capital stock of the Company or (iii) the Offering or consummation of any of the other agreements, covenants or commitments of the Company or the Subsidiaries contemplated by this Agreement or disclosed in the Registration Statement or the Prospectus (any such effect being a “Material Adverse Effect”). The Subsidiaries have been duly incorporated and validly exists as a corporation under the laws of their respective jurisdictions of organization. The Subsidiaries have all requisite power and authority to carry on their respective businesses as it currently being conducted and as described in the Prospectus, and to own, lease and operate their respective properties. The Subsidiaries are duly qualified to do business and are in good standing in each jurisdiction in which the character or location of their properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect.

 Maxim Group LLC
[                   ], 2006

(m) Neither the Company nor any Subsidiary is: (i) in violation of their memorandum of association or articles of association, including any and all amendments thereto, (ii) in breach of, or default under, and no event has occurred that, with notice or lapse of time or both, would constitute a breach or default under, or result in the creation or imposition of any lien, charge, pledge, option, right, security interest or other encumbrance (“Lien”) upon any of its property or assets pursuant to, any indenture, mortgage, lease, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except: (A) in the case of clause (ii) above, for any Lien disclosed in the Registration Statement and the Prospectus and (B) in the case of clauses (ii) and (iii) above, for those defaults or Liens that are disclosed in the Registration Statement or, either individually or in the aggregate, would not have a Material Adverse Effect.

(n) The Company has full right, power and authority to execute and deliver this Agreement and the Representative Purchase Option (as hereinafter defined), to perform its obligations hereunder and thereunder and to consummate each of the transactions contemplated by this Agreement. The Company has duly and validly authorized this Agreement and the Representative Purchase Option and each of the transactions contemplated by this Agreement and the Representative Purchase Option. All corporate action required by the laws of the Cayman Islands and the articles of association of the Company to be taken by the Company for the due and proper authorization and issuance of the Firm Shares and the offering, sale and delivery of the Firm Shares, has been validly and sufficiently taken. This Agreement and the Representative Purchase Option have been or will be duly and validly executed and delivered by the Company and constitute or will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(o) The Representative Purchase Option, when delivered at the Closing, will conform to the description thereof in the Registration Statement and in the Prospectus. The Ordinary Shares issuable upon exercise of the Representative Purchase Option have been duly authorized and reserved for issuance upon exercise of the Representative Purchase Option by all necessary corporate action on the part of the Company and, when issued and delivered and paid for upon such exercise in accordance with the terms of the Representative Purchase Option, will be validly issued, fully paid, nonassessable and free of preemptive rights and will conform to the description thereof in the Prospectus.

 Maxim Group LLC
[                   ], 2006

(p) The execution, delivery, and performance of this Agreement and the Representative Purchase Option and consummation of the transactions contemplated by this Agreement and the Representative Purchase Option do not and, to the knowledge of the Company, will not: (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company is a party or by which the Company or its properties, operations or assets may be bound or (ii) violate or conflict with any provision of the memorandum of association, articles of association, or other organizational documents of the Company, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign except, in the case of clauses (i) and (iii) above, for those violations or conflicts that, either individually or in the aggregate, would not have a Material Adverse Effect.

(q) The Company has all consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as disclosed or described in the Registration Statement and the Prospectus, except for such Consents, the absence of which, either individually or in the aggregate, would not have a Material Adverse Effect. Each such Consent is valid and in full force and effect. To the Company’s knowledge, the Company has not received notice of any investigation or proceedings that, if decided adversely to the Company, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

(r) Each of the Company and the Subsidiaries are in compliance with all applicable Cayman Islands, People’s Republic of China (“PRC”) and the laws of the British Virgin Islands (“BVI”) and other foreign and U.S. laws, rules, regulations, ordinances, directives, judgments, decrees and orders (including, without limitation, all securities and tax laws, rules and regulations of the Cayman Islands, BVI and PRC), except for such non-compliance as would not have a Material Adverse Effect. As of the date hereof and as of the Closing Date and the Additional Closing Date, and except as contemplated by this Agreement, neither the Company nor any Subsidiary operates within the jurisdiction of United States or any state or territory thereof in such a manner so as to subject the Company or any Subsidiary or their respective operations or businesses to registration as a foreign company doing business in any state within the United States or to any of the following laws in any material respect: (i) the Bank Secrecy Act, as amended, (ii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended, (iii) t the Currency and Foreign Transactions Reporting Act of 1970, as amended, (v) the Employee Retirement Income Security Act of 1974, as amended, (vi) the rules and regulations promulgated under any such law, or any successor law, or any judgment, decree or order of any applicable administrative or judicial body relating to such law and (vii) any corresponding law, rule, regulation, ordinance, judgment, decree or order of any state or territory of the United States or any administrative or judicial body thereof.

 Maxim Group LLC
[                   ], 2006

(s) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement or consummation of each of the transactions contemplated by this Agreement, including the issuance, sale and delivery of the Shares to be issued, sold and delivered hereunder, except the registration under the Securities Act of the Shares, and such Consents as may be required under state securities or blue sky laws or the by-laws and rules of The Nasdaq Stock Market, LLC, including the Nasdaq Global Market (“NASDAQ”), the National Association of Securities Dealers, Inc. (the “NASD”) or NASD Regulation, Inc. in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained and is in full force and effect.

(t) Except as disclosed in the Registration Statement and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary or their respective officers, directors or employees is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or such individuals, could reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Registration Statement and the Prospectus, no such proceeding, litigation or arbitration is, to the Company’s knowledge, threatened or contemplated.

(u) Under the Regulations on the Acquisitions by Foreign Investors of Domestic Enterprises jointly promulgated by the PRC Ministry of Commerce (“MOFCOM”), the China Securities Regulatory Commission (“CSRC”), the State Owned Assets Supervision and Management Commission, the General Administration of Taxation and the State Administration of Foreign Exchange effective September 8, 2006, neither the Company nor Shandong Fuwei is required to obtain any approvals of the CSRC in connection with the Offering, or to the extent that such approvals are required, they have been duly obtained and are in full effect.

(v) The acquisition by Shandong Fuwei of substantially all of the Company’s operating assets through auction and bankruptcy proceedings in the PRC including the acquisition of the Bruckner production line in 2003 and the DMT production line in 2004 complied with all applicable PRC laws and regulations, including all applicable auction and bankruptcy laws and regulations. Neither the Company nor Shandong Fuwei nor any of their directors or officers have knowledge of any facts relating to such acquisitions, which would be deemed to constitute a material breach of any applicable PRC laws or regulations, or would have a Material Adverse Effect.

(w) The consolidated financial statements, including the notes thereto, and the supporting schedules included in, the Registration Statement and the Prospectus present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and the Subsidiaries. Except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved. No other financial statements or supporting schedules or financial footnotes are required to be included in the Registration Statement. The other financial and statistical information included in the Registration Statement and the Prospectus (including, without limitation, that presented in the section of the Prospectus captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) presents fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.

 Maxim Group LLC
[                   ], 2006

(x) There are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement and the Prospectus in accordance with Form F-1 and the Rules and Regulations which have not been included as so required. The pro forma financial information included in the Registration Statement and the Prospectus include all adjustments necessary to present fairly, in accordance with generally accepted accounting principles of the United States, consistently applied, the pro forma financial position of the Company as presented.

(y) The statistical, industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived in all material respects.

(z) The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the date of the most recent balance sheet included in the Prospectus, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(aa) Other than as described in the F-1, neither the Company nor its executive officers have been advised by KPMG or any prior auditor of the Company of: (i) any significant deficiency in the design or operation of the Company’s internal controls over financial reporting (whether or not remediated) that could adversely affect the Company’s ability to record, process, summarize and report financial data, (ii) any material weakness in such internal controls or (iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

Maxim Group LLC
[                   ], 2006

(bb) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Prospectus accurately and fully describes (i) accounting policies that the Company considers to be the most important in the portrayal of the Company’s financial condition and results of operations (“Critical Accounting Policies”), (ii) judgments and uncertainties affecting the application of the Critical Accounting Policies and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof. The Company’s management has reviewed and agreed with the selection, application and disclosure of the Critical Accounting Policies and has consulted with the Company’s independent auditors with regards to such disclosure.

(cc) The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements and money laundering statutes of the Cayman Islands, BVI and the PRC, as applicable and, to the Company’s knowledge, all other jurisdictions to which the Company or the Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(dd) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate (as such term is defined under Rule 144 under the Securities Act, an “Affiliate”) of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ee) Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any of their respective directors, officers, Affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or would reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(ff) The Company has validly appointed CT Corporation System, 111 Eighth Avenue, New York, New York 10011, as its authorized agent for service of process pursuant to this Agreement and in connection with the Registration Statement.

 Maxim Group LLC
[                   ], 2006

(gg) Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities that are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Shares pursuant to the Registration Statement. Except as disclosed in the Registration Statement or the Prospectus, neither the Company nor any of its Affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, other than Ordinary Shares issued pursuant to employee benefit plans, stock option plans or the employee compensation plans or pursuant to the Relevant Securities described in the Registration Statement and the Prospectus.

(hh) Except as disclosed in the Registration Statement and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby. Any such rights so disclosed have either been fully complied with by the Company or effectively terminated or waived by the holders thereof or by the Company. Any such waivers or terminations remain in full force and effect.

(ii) The conditions for use of Form F-1 to register the Offering under the Securities Act, as set forth in the General Instructions to such Form, have been satisfied.

(jj) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(kk) There are no contracts or other documents (including, without limitation, any voting or employment agreement) that are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the Rules and Regulations and which have not been so described and/or filed. Other than as disclosed thereunder, the Company and, to the best of the Company’s knowledge, no other party is in breach of or default under any of contracts or agreements described in or filed as exhibits to the registration statement, which breach or default would cause a Material Adverse Effect.

(ll) No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, that is required by the Securities Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus and that is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus. The Company does not directly or indirectly, (other than as permitted under the Sarb-Ox for depositary institutions), extend or maintain credit, arranged for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company in a manner that would violate Sarbanes-Oxley Act of 2002 (“Sarb-Ox”).

 Maxim Group LLC
[                   ], 2006

(mm) Except as disclosed in the Registration Statement and the Prospectus, there are no oral or written agreements, commitments or understandings between the Company and any Person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuances of securities of or with respect to the Company or any of its officers, directors, shareholders, partners, employees or Affiliates that may affect the Underwriters’ compensation as determined by the NASD.

(nn) Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary, directly or indirectly, owns any real property. The Company and the Subsidiaries lease or hold land use rights with respect to all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement and the Prospectus. The Company and the Subsidiaries own all personal property owned by them free and clear of all Liens except such as are described in the Registration Statement and the Prospectus or such as do not or will not, with the passage of time (individually or in the aggregate), have a Material Adverse Effect. Any real property and buildings held under lease or sublease by the Company or the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company or the Subsidiaries. Neither the Company nor the Subsidiaries have received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or the Subsidiaries.
(oo) Intellectual Property Matters.

(i) As used in this Agreement, the term “Intellectual Property” shall mean all: (A) patents, trademarks, trade names, service marks, trade dress, copyrights and any renewal rights therefor, domain names, mask works, net lists, schematics, technology, trade secrets, know-how, moral rights, computer software programs or applications (in both source and object code form), applications and registrations for any of the foregoing owned by the Company and the Subsidiaries, specifically including but not limited to the proprietary processes embodied in the Company’s pending patents; (B) goodwill associated with trademarks, trade names, service marks and trade dress owned by the Company and the Subsidiaries; (C) software, firmware listings, updated software source code, and complete system build software and instructions related to all software owned by the Company; (D) documents, records and files relating to design, end user documentation, manufacturing, quality control, sales, marketing or customer support for all intellectual property described in the Registration Statement and Prospectus as being owned by the Company and the Subsidiaries; (E) other tangible or intangible proprietary information and materials owned by the Company and the Subsidiaries; and (F) license and other rights in any third party product, intellectual property, proprietary or personal rights, documentation, or tangible or intangible property, including without limitation the types of intellectual property and tangible and intangible proprietary information described in (A) through (E) above (other than license agreements for standard “shrink wrapped, off the shelf,” commercially available, third party products used by the Company and the Subsidiaries) that are owned or held by or on behalf of the Company and the Subsidiaries or that are being, and/or have been, used, or are currently under development for use, in the business of the Company and the Subsidiaries as the same is described in the Registration Statement and the Prospectus. The Intellectual Property belonging or inuring to the benefit of the Company and the Subsidiaries or in which the Company and the Subsidiaries, directly or indirectly, own any rights is referred to herein as “Company Intellectual Property” and Intellectual Property described in clause (F) above is referred to herein as “Company Licensed Intellectual Property.” Unless otherwise specifically noted, the term “Intellectual Property” shall refer collectively to both the Company Intellectual Property and the Company Licensed Intellectual Property.

(ii) Each of the Company and the Subsidiaries own, possess, license or have other rights to use, as the case may be, on reasonable terms, all Intellectual Property necessary for the conduct of the Company’s and the Subsidiaries’ business as the same is described in the Registration Statement and the Prospectus, including, without limitation, and if necessary to carry out such activities, rights to make, use, exclude others from using, reproduce, modify, adapt, create derivative works based on, translate, distribute (directly and indirectly), transmit, display and perform publicly, license, rent, lease, assign, and sell the Intellectual Property in all geographic locations and fields of use, and to sublicense any or all such rights to third parties, including the right to grant further sublicenses.

(iii) Except as set forth in the Prospectus or the Registration Statement, neither the Company nor any Subsidiary is currently, nor, as a result of the execution or delivery of this Agreement, or performance of the Company’s obligations hereunder, will be, in violation of any license, sublicense or other agreement relating to the Intellectual Property to which the Company and the Subsidiaries are a party or otherwise bound other than violations that would not result in a Material Adverse Effect. Except as set forth in the Prospectus, the Registration Statement or the exhibits thereto, neither the Company nor the Subsidiaries are obligated to provide any consideration (whether financial or otherwise) to any third party, nor is any third party otherwise entitled to any consideration, with respect to any exercise of rights by the Company and the Subsidiaries or their respective successors in the Intellectual Property.

 Maxim Group LLC
[                   ], 2006

(iv) Except as set forth in the Prospectus, the Registration Statement or the exhibits thereto, the use, reproduction, modification, distribution, licensing, sublicensing, sale, or any other exercise of rights in any Intellectual Property or any other authorized exercise of rights in or to any Intellectual Property by the Company and the Subsidiaries or their respective licensees does not and, to the knowledge of the Company, will not infringe any copyright, patent, trade secret, trademark, service mark, trade name, firm name, domain name, logo, trade dress, mask work, moral right, other intellectual property right, right of privacy, right of publicity or right in personal or other data of any Person other than violations that would not result in a Material Adverse Effect. No claims: (A) challenging the validity or ownership by the Company or the Subsidiaries of any of Company Intellectual Property, or (B) to the effect that the use, reproduction, modification, manufacturing, distribution, licensing, sublicensing, sale or any other exercise of rights in any Company Intellectual Property by the Company and the Subsidiaries or their respective licensees infringes or will infringe on any intellectual property or other proprietary or personal right of any Person have been asserted or, to the Company’s knowledge, are threatened by any Person. Except as set forth in the Prospectus, all granted or issued patents and mask works and all registered trademarks included in the Intellectual Property and all copyright registrations held by the Company and the Subsidiaries are valid, enforceable and subsisting. To the Company’s knowledge, there is and has been no unauthorized use, infringement or misappropriation of any of any Intellectual Property by any Person (including, without limitation, any employee or former employee of the Company or the Subsidiaries).

(v) Except as set forth in the Prospectus, the Registration Statement or the exhibits thereto, there is no Person who has created any material portion of, or otherwise have any rights in or to, any Intellectual Property (other than employees of the Company and the Subsidiaries whose work product was created by them entirely within the scope of their employment by the Company and the Subsidiaries and constitutes works made for hire owned by the Company and the Subsidiaries). Each of the Company and the Subsidiaries have secured from all parties who have created any material portion of, or otherwise have any rights in or to, any Intellectual Property valid and enforceable written assignments or licenses of any such work or other rights to the Company and the Subsidiaries as applicable.

(vi)  The Company has obtained legally binding written agreements from all senior employees of the Company and the Subsidiaries and third parties with whom the Company and the Subsidiaries have shared confidential proprietary information: (A) of the Company and the Subsidiaries, or (B) received from others that the Company is obligated to treat as confidential, which agreements require such employees and third parties to keep such information confidential.

 Maxim Group LLC
[                   ], 2006

(pp) The Company and the Subsidiaries each maintain insurance of the types and in the amounts which are customary for companies engaged in similar businesses in the PRC, including, but not limited to: (A) directors’ and officers’ insurance and (B) insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, and all other risks customarily insured against in the Cayman Islands and the PRC, as applicable. There are no claims by the Company or the Subsidiaries under any policy or instrument described in this subparagraph as to which any insurance company is denying liability or defending under a reservation of rights clause. All of the insurance policies described in this Section 1(nn) are in full force and effect. Neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for. Neither the Company nor any Subsidiary has a reason to believe that it will not be able to renew its existing material insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not cause a Material Adverse Effect.

(qq) The Company has accurately prepared and timely filed all Cayman Islands and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes that the Company is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except for such tax filings that would not, either individually or in the aggregate, cause a Material Adverse Effect. No deficiency assessment with respect to a proposed adjustment of the Company’s foreign or other taxes is pending or, to the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the Company’s most recent audited financial statements, the Company has not incurred any liability for taxes other than in the ordinary course of its business. There is no material tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company. The Subsidiaries have accurately prepared and timely filed all PRC and other tax returns that are required to be filed by them and have paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes that the Subsidiaries are obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except for such tax filings or payments that would not, either individually or in the aggregate, cause a Material Adverse Effect. The accruals and reserves on the books and records of the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the most recent audited financial statements, the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business.

 Maxim Group LLC
[                   ], 2006

(rr) Each of the Company and the Subsidiaries have at all times operated their business in material compliance with all Environmental Laws, and no material expenditures are or will be required in order to comply therewith. The Company has not received any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that will result in a Material Adverse Effect. As used herein, the term “Environmental Laws” means all applicable Cayman Islands, PRC and other applicable laws and regulations, including any licensing, permits or reporting requirements, and any action by a government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety, or the handling of hazardous materials.

(ss) Each of the Company and the Subsidiaries are in compliance with all applicable labor and employment laws, rules and regulations applicable to their employees (including, without limitation, the laws of the Cayman Islands and the PRC and other laws, rules and regulations relating to discrimination in the hiring, promotion or pay of employees and any wage or hour laws), except for matters that would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor the Subsidiaries and their respective operations are not subject to any collective bargaining agreements in the United States, BVI or PRC. There is not presently, nor has there been, any strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or the Subsidiaries. To the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or the Subsidiaries.

(tt) The Registration Statement and the Prospectus disclose, describe or have filed as exhibits all Benefit Arrangements (as defined below) of the Company required to be so disclosed, described or filed under the Securities Act and the Rules and Regulations (including Form F-1). Each Benefit Arrangement of the Company described in the Registration Statement or the Prospectus or which the Company is required by law, rule or regulation to maintain or be a party to is in full force and effect and has been maintained in substantial compliance with its terms and with requirements prescribed by any and all applicable statutes, orders, rules and regulations that are applicable to the Company or such Benefit Arrangement. Except as set forth in the Registration Statement or the Prospectus, there is no liability of the Company in respect of any severance or post-retirement health and medical benefits for retired employees of the Company or any of its Affiliates. The execution of this Agreement and the consummation of the Offering does not constitute a triggering event under any Company Benefit Arrangement that (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance pay or otherwise), acceleration, increase in vesting, or increase in benefits to Person. As used in this Agreement, the term “Benefit Arrangement” means any employment, employment-related, severance, pension or other similar agreement, arrangement, policy or plan or any agreement, plan or arrangement providing for insurance coverage for any purpose relating to the foregoing (including any self-insured arrangements), workers’ compensation, disability benefits, severance benefits, supplemental unemployment benefits, vacation benefits, retirement or other pension benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation, or post-retirement insurance, compensation or benefits to which the Company is party. The term “Benefit Arrangement” shall include, without limitation, those undertaken voluntarily by the Company and the Subsidiaries, and those required by Cayman Islands, PRC or other applicable law, rule or regulation.

 Maxim Group LLC
[                   ], 2006

(uu) The Company has not offered, or caused the Underwriters to offer, the Firm Shares to any Person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company or (ii) a journalist or publication to write or publish favorable information about the Company or its products or services.

(vv) Neither the Company, its Subsidiaries, nor any of their respective properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the Cayman Islands or the PRC.

(ww) The Company is not a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and does not reasonably expect to become a PFIC in the future.

(xx) All dividend and other distributions declared and payable on the Ordinary Shares of the Company may under the current laws and regulations of the Cayman Islands be paid to the holders of the Ordinary Shares in U.S. dollars or any other currency that may be converted into foreign currency, which may be freely transferred out of the Cayman Islands, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without necessity of obtaining any consents, approvals, authorizations, permissions, orders, registrations, filings, exemptions, waivers, endorsements, license, annual inspections, clearances and qualifications of a Governmental Agency having jurisdiction over the Company or its Subsidiaries or any of their properties or any stock exchange authorities (hereinafter referred to as “Governmental Authorizations”) in the Cayman Islands.

(yy) Assuming the Underwriters are not otherwise subject to Cayman Islands or PRC taxation by the conduct of their general business activities: (i) the sale and delivery to the Underwriters of the Shares as contemplated in this Agreement and the sale and delivery of the Shares by the Underwriters to subsequent purchasers as contemplated by this Agreement, are not subject to any tax imposed by the Cayman Islands, the PRC or any political subdivision or taxing authority thereof, except for any Cayman Islands stamp taxes applicable to this Agreement (which will be paid by the Company on a timely basis after the time for payment, to the extent required by, and in accordance with, Cayman Islands law) and to the issuance of the Shares to be sold by the Company under this Agreement (which will be paid by the Company at the time for payment, or promptly and on a timely basis after the time for payment, to the extent required by, and in accordance with, Cayman Islands law) and (ii) except as disclosed in the Registration Statement or Prospectus: (A) payments with respect to the Shares will not be subject to withholding taxes imposed under the laws of the Cayman Islands, the PRC or any political subdivision or taxing authority thereof or therein and (B) the proceeds from any sale or other disposition of securities will not be subject to any capital gains, withholding or other taxes imposed by the Cayman Islands, the PRC or any political subdivision or taxing authority thereof or therein.

 Maxim Group LLC
[                   ], 2006

(zz) Except as disclosed in the Prospectus, under the laws of the Cayman Islands, the courts of the Cayman Islands recognize and give effect to the choice of law provisions set forth in Section 15 hereof and will enforce judgments of U.S. courts obtained against the Company in connection with this Agreement; except as disclosed in the Prospectus, under the laws of the PRC, the choice of law provisions set forth in Section 15 hereof will be recognized by the courts of the PRC and any judgment obtained in a New York court arising out of or in relation to the obligations of the Company under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments.

(aaa) All of the information provided by or on behalf of the Company in writing to the Underwriters or to Underwriters’ Counsel (as defined below) specifically for use by Underwriters’ Counsel in connection with its COBRADesk filings (and related disclosures) made to the NASD pursuant to NASD Rule 2710 or 2720 is true, complete and correct in all material respects.

(bbb) (i) At the time of filing the Registration Statement and (ii) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

(ccc) Neither: (i) the Issuer-Represented General Free Writing Prospectus(es) (as defined below) and the Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Prospectus or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Representative specifically for use therein.

(ddd) Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times through each Closing Date did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus. If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading, the Company has notified or will notify promptly the Representative so that any use of such Issuer-Represented Free Writing Prospectus may cease until it is amended or supplemented.  The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Representative specifically for use therein.

 Maxim Group LLC
[                   ], 2006

(eee) Unless the Company obtains the prior consent of the Representative, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission. The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer-Represented Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company has, to the best of its knowledge, satisfied and will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(fff) Neither the Company, the Subsidiary, nor any of their respective officers, directors or affiliates, or any other person, employee or agent associated therewith, or acting on behalf of such persons, has directly or indirectly (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses; (ii) made any direct or indirect unlawful payment to nay foreign or domestic government official or employee from corporate funds; (iii) violated any provision of the United States Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ggg) As used in this Agreement, the terms:

(i) “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus” or any “issuer-information” as defined in and filed or required to be filed pursuant to Rule 433 under the Securities Act relating to the Shares that: (A) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) under the Securities Act, whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Shares or of the offering of Shares pursuant to this Agreement.

(ii) “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified on Annex V to this Underwriting Agreement.

 Maxim Group LLC
[                   ], 2006

(iii) “Issuer-Represented Limited-Use Free Writing Prospectus” means any “Issuer-Represented Free Writing Prospectus” that is not an Issuer-Represented General Free Writing Prospectus.

(hhh) As used in this Agreement, references to matters being “material” with respect to the Company shall mean a material event, change, condition, status or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects (as such Prospects are disclosed in the Prospectus), operations or results of operations of the Company.

(iii) As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers and directors of the Company who are named in the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as officers, directors or managers of the Company).

Any certificate signed by or on behalf of the Company and delivered to the Representative or to Richardson & Patel LLP, counsel for the Representative (“Underwriters’ Counsel”) shall be deemed to be a representation and warranty by the Company to each Underwriter listed on Schedule A hereto as to the matters covered thereby.

2. INTENTIONALLY OMITTED.

3. Purchase, Sale and Delivery of the Shares and the Representative Purchase Option.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $[ ], the number of Firm Shares set forth opposite their respective names on Schedule A hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

(b) Payment of the purchase price for, and delivery of certificates representing, the Firm Shares shall be made at the offices of the Underwriters’ Counsel, 405 Lexington Avenue, 26th Floor, New York, New York, 10174, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on the third (3rd) or, as permitted under Rule 15c6-1 under the Exchange Act, fourth (4th) business day (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the effectiveness of the Registration Statement, or such other time not later than ten (10) business days after such date as shall be agreed upon by the Representative and the Company as permitted under Rule 15c6-1 under the Exchange Act (such time and date of payment and delivery being herein called the “Closing Date”). The closing of the payment of the purchase price for, and delivery of certificates representing, the Firm Shares is referred to herein as the “Closing.”

 Maxim Group LLC
[                   ], 2006

(c) Payment of the purchase price for the Firm Shares shall be made by wire transfer in immediately available funds to or as directed by the Company upon delivery of certificates for the Firm Shares to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as the Representative may request at least two (2) business days before the Closing Date. The Company will permit the Representative to examine and package such certificates for delivery at least one (1) full business day prior to the Closing Date.

(d) In addition, subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters an option to purchase up to an aggregate of 562,500 Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 3(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time on or before the forty-fifth (45th) day following the final date of the Prospectus, by written notice from the Representative to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Representative, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the “Additional Closing Date”). Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Company, the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto (or such number increased as set forth in Section 10 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchased hereunder, subject, however, to such adjustments to eliminate fractional shares as the Representative in their sole discretion shall make.

(e) Payment of the purchase price for, and delivery of certificates representing, the Additional Shares shall be made at the office of Underwriters’ Counsel, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 10 hereof), or such other time as shall be agreed upon by the Representative and the Company.

(f) Payment of the purchase price for the Additional Shares shall be made by wire transfer in immediately available funds to or as directed by the Company upon delivery of certificates for the Additional Shares to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as the Representative may request at least two (2) business days before the Additional Closing Date. The Company will permit the Representative to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

 Maxim Group LLC
[                   ], 2006

(g) On the Closing Date, the Company will issue and sell to the Representative or, at the direction of the Representative, to other Underwriters or selling group members or bona fide officers of the Underwriters or selling group members, for an aggregate purchase price of $100, a purchase option (the “Representative Purchase Option”) entitling the holders thereof to purchase an aggregate of 187,500 Ordinary Shares for a period of four and one half years (or fifty-four months), such period to commence six (6) months year following the Closing Date. The Representative Purchase Option shall not be redeemable. The Representative Purchase Option shall be exercisable at a price equal to 115% of the initial public offering price of the Shares and shall contain terms and provisions more fully described herein below and as set forth more particularly in the Representative Purchase Option to be executed by the Company and delivered to the Representative on the Closing Date, including, but not limited to: (i) cashless exercise, (ii) customary anti-dilution provisions (to the extent permitted by NASD Rule 2710(f)(2)(H)(vi)) and (iii) prohibitions of mergers, consolidations or other reorganizations of or by the Company or the taking by the Company of other action during the five-year period following the effective date of the Registration Statement unless adequate provision is made to preserve, in substance, the rights and powers incidental to the Representative Purchase Option. Pursuant to NASD Rule 2710(g)(1) (and except as provided for in NASD Rule 2710(g)(2)), the Representative Purchase Option (including the securities thereunder) shall not be sold during the offering contemplated hereby, nor sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition thereof by any person for a period of one (1) year immediately following the Closing Date.

The Representative Purchase Option shall provide for (i) one demand registration right of the sale of the underlying Ordinary Shares for a period of five (5) years after the Closing at the Company’s expense provided that the holders of not less than 51% of the securities entitled to such demand have exercised their rights thereto and provided that the shares are not otherwise eligible for resale pursuant to Rule 144(k), (ii) an additional demand registration right at the Representative expense provided that the holders of not less than 51% of the securities entitled to such demand have exercised their rights thereto and provided that the shares are not otherwise eligible for resale pursuant to Rule 144(k), and (iii) “piggyback” registration rights for a period of five (5) years after the Closing at the Company’s expense; provided that the shares are not otherwise eligible for resale pursuant to Rule 144(k). The Representative shall furnish to the Company all information with respect to the Representative required under applicable securities regulations to accurately complete the registration statements contemplated herein. The Representative agrees that it shall only use the prospectuses provided to the Company to sell the shares covered by such registration statements and will immediately cease to use any prospectus furnished by the Company if the Company advises the Representative that such prospectus may no longer be used due to a material misstatement or omission.

 Maxim Group LLC
[                   ], 2006

(h) A corporate finance fee of 1.5% of the gross proceeds from the offer and sale of the Firm Shares shall be paid by the Company to Maxim Group at the Closing Date, and a corporate finance fee of 1.5% of the gross proceeds from the offer and sale of the Additional Shares, if any, shall be paid by the Company to Maxim Group at the Additional Closing Date.

(i) Each Underwriter agrees that, unless it obtains the prior written consent of the Company, it will not make any offer relating to the Shares that would constitute an Issuer-Represented Free Writing Prospectus or that would otherwise (without taking into account any approval, authorization, use or reference thereto by the Company) constitute a “free writing prospectus” required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Company hereto shall be deemed to have been given in respect of any Issuer-Represented General Free Writing Prospectuses referenced on Annex V hereto.

4. Offering. Upon authorization of the release of the Firm Shares by the Representative, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

5. Covenants of the Company. The Company acknowledges, covenants and agrees with the Underwriters that:

(a) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Representative of such timely filing. The Company will notify the Representative immediately (and, if requested by the Representative, will confirm such notice in writing): (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every effort to avoid the issuance of any such stop order, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement which the Representative shall reasonably and timely object in writing after being timely furnished in advance a copy thereof. The Company will provide the Representative with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit the Representative a reasonable opportunity to review and comment thereon.

 Maxim Group LLC
[                   ], 2006

(b) The Company shall comply with the Securities Act, the Exchange Act and all applicable Rules and Regulations to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act, the Exchange Act and all applicable Rules and Regulations in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if, to comply with the Securities Act or the Rules and Regulations, it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement, or to file any document which is an exhibit to the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify the Representative promptly and prepare and file with the Commission, subject to Section 5(a) hereof, an appropriate amendment or supplement (in form and substance satisfactory to the Representative) that will correct such statement or omission or which will effect such compliance and will use its commercially reasonable best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

(c) The Company will comply with the Securities Act, the Exchange Act, the Rules and Regulations thereunder and all other applicable federal, foreign and state securities local laws, rules, regulations, orders, decrees and judgments.

(d) The Company will promptly deliver to the Underwriters and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing thereof or such lesser time as it is required under the Rules and Regulations. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Underwriters may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Underwriters may reasonably request.

 Maxim Group LLC
[                   ], 2006

(e) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(f) If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees (or give irrevocable instructions for the payment of such fees) in accordance with Rule 111 of the Act by the earlier of: (i) 10:00 p.m., New York City time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

(g) The Company will use its best efforts, in cooperation with the Representative, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Representative may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

(h) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve (12) months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an audited earnings statement of the Company complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(i) For so long as the Shares are registered under the Exchange Act, the Company shall timely file with the Commission via the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) such statements and reports as are required to be filed by a company registered under Section 12(b) of the Exchange Act, as if the Company were a company incorporated in the United States.

(j) The Company will, for so long as the Shares are registered under the Exchange Act, hold an annual meeting of shareholders for the election of directors within 180 days after the end of each of the Company’s fiscal years, and within 150 days after the end of each of the Company’s fiscal years will provide the Company’s shareholders with the audited financial statements of the Company as of the end of the fiscal year just completed prior thereto. Such financial statements shall be those required by Rule 14a 3 under the Exchange Act and shall be included in an annual report pursuant to the requirements of such rule.

(k) During the six (6) months following the Closing Date, without the consent of the Representative, which shall not be unreasonably withheld, the Company will not file any registration statement relating to the offer or sale of any of the Company’s securities, including any Registration Statement on Form S-8, except Form S-8 filed with the Commission in connection with the Company’s stock option plans.

 Maxim Group LLC
[                   ], 2006

(l) For a period of eighteen twelve (12) months following the Closing, the Company shall not offer, sell or distribute any of its securities, other than pursuant to the Company’s employee stock option plans at the then Fair Market Value, or pursuant to the terms of any securities exercisable or convertible into shares of the Company’s capital stock that are outstanding at the Closing, without the prior written consent of Maxim Group. In addition, during such period, the Company hereby grants to Maxim Group an irrevocable preferential right for such eighteen (18) month period to purchase for its account or to sell for the account of the Company or any Subsidiary of, or successor to, the Company, or any of the Company’s senior executives, officers and shareholders owning at least two percent (2%) of the capital stock of the Company (the “Principal Shareholders”), any securities of the Company or any such Subsidiary or successor which the Company, any such Subsidiary or successor or any of the Company’s Principal Shareholders may seek to sell (other than sales of less than $10,000 worth of Common Stock by Principal Shareholders through brokers in open market transactions during any consecutive three (3) month period), whether pursuant to registration under the Act or otherwise. The Company, any such Subsidiary or successor and the Company’s Principal Shareholders agree to consult with Maxim Group with regard to any such offering and will offer Maxim Group the opportunity to purchase or sell any such securities on terms not more favorable to the seller of such securities than it or he can secure elsewhere. If Maxim Group fails to accept in writing such offer within ten (10) business days after the receipt of a notice containing such offer by overnight mail addressed to Maxim Group, then Maxim Group shall have no further claim or right with respect to the proposal contained in such notice. If, however, the terms of such proposal are subsequently modified in any material respect, the preferential right referred to herein shall apply to such modified proposal as if the original proposal had not been made. Maxim Group’s failure to exercise its preferential right with respect to any particular proposal shall not affect its preferential rights relative to future proposals.

(m) During the twelve (12) months following the Closing, the Company shall not offer, sell or distribute any convertible securities convertible at a price that may, at the time of conversion, be less than the Fair Market Value of the Ordinary Shares on the date of the original sale, without the prior written consent of the Representative. For purposes of this Section 5, the term “Fair Market Value” shall mean the greater of: (i) the average of the volume weighted average price of the Ordinary Shares for each of the 10 trading days prior to the date of the original sale; and (ii) the last sale price of the Ordinary Shares, during normal operating hours, as reported on the NASDAQ, or any other exchange or electronic quotation system on which the Ordinary Shares are then listed.

(n) The Company shall, subject to applicable phase-in provisions, use its best efforts to comply in all material respects with the applicable provisions of Sarb-Ox and the Rules and Regulations promulgated thereunder and related or similar rules, regulations and listing requirements promulgated by NASDAQ or any other applicable governmental or self regulatory entity or agency. Without limiting the generality of the foregoing: (i) the Company’s Board of Directors (the “Board of Directors”) shall, when required, appoint an audit committee whose composition satisfies the requirements of Rule 4350(d)(2) of the Rules of the NASD (the “NASD Rules”), (ii) the Board of Directors and/or the audit committee thereof shall adopt a charter that satisfies the requirements of Rule 4350(d)(1) of the NASD Rules, (iii) all members of the Board of Directors who are required to be “independent” (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of the audit committee of the Board of Directors, shall meet the qualifications of independence as set forth under applicable laws, rules and regulations (including the NASD Rules), and (iv) the audit committee of the Board of Directors shall have at least one member who is an “audit committee financial expert” (as that term is defined under applicable laws, rules and regulations).

 Maxim Group LLC
[                   ], 2006

(o) For a period of three (3) years from the effective date of the Registration Statement, the Company, at its expense, shall obtain and keep current a listing in the Standard & Poor’s Corporation Record Service.

(p) The Company will not issue press releases or engage in any other publicity, without the Representative prior written consent, which shall not be unreasonably or untimely withheld, for a period ending at 5:00 p.m. Eastern time on the first business day following the twenty fifth (25th) day following the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business.

(q) The Company has obtained and will use its good faith best efforts to maintain its key person life insurance in the amount of $2,000,000 on the life of Xiaoan He in full force and effect for a period of three (3) years from the Closing Date.” The Company is and shall be the sole beneficiary of such policy.

(r) Upon conclusion of the Offering, the Company will engage (for no less than two (2) years from the date of the Closing Date, subject to the Company’s satisfaction with the services provided) a financial public relations firm (the “PR Firm”) mutually acceptable to the Company and the Representative.

(s) The Company has or will retain a transfer agent reasonably acceptable to the Representative for the Shares and shall continue to retain such transfer agent for a period of three (3) years following the Closing Date, subject to the Company’s satisfaction with the services provided.

(t) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption “Use of Proceeds” in the Prospectus. Without the prior written consent of the Representative, no proceeds of the Offering will be used to pay outstanding loans from officers, directors or shareholders.

(u) The Company will use its best efforts to effect and maintain the listing of the Shares on the NASDAQ and will use its commercially reasonable efforts to maintain such listing for a period of at least three (3) years after the Closing.

 Maxim Group LLC
[                   ], 2006

(v) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(w) The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.

(x) The Company will not take, and will cause its Affiliates not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(y) The Company shall cause to be prepared and delivered to the Representative, at its expense, within one (1) business day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Shares for at least the period during which a Prospectus relating to the Shares is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the period when a prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

 Maxim Group LLC
[                   ], 2006

(z) The Company agrees that it will, upon completion of the proposed public offering contemplated herein, for a period of no less than three (3) years, appoint a designee of the Representative as an observer (“Observer”) to its Board of Directors. Such Observer shall have the right to attend meetings of the Board of Directors, receive all notices and other correspondence and communications sent by the Company to members of its Board of Directors. Such Observer shall not be entitled to receive any compensation, other than reimbursement for costs as provided to the other members of the Board of Directors from time to time. The Company shall indemnify and hold such Observer harmless against any and all claims, actions, damages, costs and expenses, and judgments arising solely out of the attendance and participation of such Observer at any such meeting described herein, and, if the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it shall, if possible, include such Observer as an insured under such policy. Notwithstanding the foregoing, the Observer shall have no right to observe or participate in any meeting, and shall have no right to receive any materials or documentations, in each case, in any circumstances in which the Company reasonably concludes that such participation or receipt could result in affecting adversely the Company insofar as it could cause the waiver of the attorney-client privilege or any other material professional privilege. All information conveyed to the Observer pursuant to this Section shall be subject to strict confidentiality. The Company shall indemnify and hold the Observer harmless against any and all claims, actions, damages, costs and expenses, and judgments arising solely out of the attendance and participation of such the Observer at any such meeting described herein, and, if the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it shall, if possible, include such the Observer as an insured under such policy. In lieu of the Representative’s right to designate an Observer, the Representative shall have the right during such two-year period, in their sole discretion, to designate one person for election as a director (“Director”) of the Company and the Company will utilize its best efforts including using the solicitation of proxies, to obtain the election of such person for a two year term (or successive one year terms), who shall be entitled to receive the same compensation, expense reimbursements and other benefits as any other non-employee director, excluding the Chairperson of the Company’s audit committee. Such right may be exercised immediately upon the Closing. The Company shall, during such two-year period, give the Representative timely prior written notice of any proposed acquisitions, mergers, reorganizations or other similar transactions. The Company shall indemnify and hold such Director harmless against any and all claims, actions, damages, costs and expenses, and judgments arising out of the attendance and participation of such Director at any such meeting described herein, and, if the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it shall, include such Director as an insured under such policy.

 Maxim Group LLC
[                   ], 2006

(aa)The Company agrees that its Board of Directors shall comply with NASDAQ’s “independent” director (as that term is defined in the NASD rules) requirements as applicable to the Company, for a period of three (3) years from the date of this Agreement, and at all such times as the Company’s securities are listed on NASDAQ.

(bb)The Company shall supply the Representative and its counsel, at the Company’s cost, with three (3) copies of bound volumes of the legal and offering materials completed in connection with the Offering within a reasonable time after the Closing, as well as a reasonable number of commemorative lucite tombstones as requested by the Representative.

 Maxim Group LLC
[                   ], 2006

(cc)The Company shall retain a nationally recognized firm of independent certified public accountants acceptable to the Representative, including KPMG, for a period of at least three (3) years after the Closing.

(dd)For a period of five years from the Closing Date, the Company agrees to hold all special and annual meetings of its stockholders in the United States.

6. Consideration; Payment of Expenses.

(a) In addition to selling the Shares to the Underwriters at the price per Share set forth in Section 3(a) hereof, in consideration of the services to be provided for hereunder, the Company shall pay to the Underwriters or their respective designees their pro rata portion (based on the Shares purchased) of a non-accountable expense allowance equal to one percent (1.0%) of the gross proceeds of the Offering (excluding proceeds from the sale of Additional Shares). The Company has heretofore paid advances of $100,000 in the aggregate which are creditable towards such non-accountable expense allowance.

(b) Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the offering of the Shares contemplated hereby and the performance of its obligations hereunder, including the following:

(i) all expenses in connection with the preparation, printing, “edgarization” and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto including, but not limited to, the SEC filing fees, and the mailing and delivering of copies thereof to the Underwriters and dealers;

(ii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering and the cost of three (3) bound volumes of such documents for the Representative;

(iii) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws, including (subject to the provisions of Section 6(d) hereof) the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey undertaken by such counsel;

(iv) the filing fees incident to securing any required review by the NASD of the terms of the Offering;

(v) all fees and expenses in connection with listing the Shares on the NASDAQ;

 Maxim Group LLC
[                   ], 2006

(vi) all travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares;

(vii) any stock transfer taxes incurred in connection with this Agreement or the Offering

(viii) the cost for the preparation, printing, authentication, issuance and delivery of the stock certificates representing the Shares, including, but not limited to, any stamp or transfer tax;

(ix) the cost and charges of any transfer agent or registrar for the Shares;

(x) the fees and expenses of the PR Firm; and

(xi) the fees and expenses of the Company’s accountants, auditors and legal counsel.

(c) In addition to the costs and expenses set forth in Section 6(b) hereof, the Company will be responsible for the cost of up to two “tombstone” advertisements to be placed in appropriate, national editions of daily or weekly periodicals of the Representative’s choice (i.e., The Wall Street Journal and The New York Times).

(d) The Company shall pay a one-time fee in the amount of $10,000 payable to Richardson & Patel LLP for the preparation of a “Blue Sky” survey.

(e) It is understood and agreed that, except as provided for in this Section 6, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel. Notwithstanding anything to the contrary in this Section 6, in the event that this Agreement is terminated pursuant to Section 6 or 12(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all accountable expenses of the Underwriters (including but not limited to fees and disbursements of counsel to the Underwriters) actually incurred in connection herewith (less any advances previously paid).

 Maxim Group LLC
[                   ], 2006

7. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date (ii) the absence from any certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 7 of any misstatement or omission (iii) the performance by the Company of its obligations hereunder, and (iv) each of the following additional conditions. For purposes of this Section 7, the terms “Closing Date” and “Closing” shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares, and each of the foregoing and following conditions must be satisfied as of each Closing.

(a) The Registration Statement shall have become effective and all necessary regulatory or listing approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representative. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms hereof and a form of the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

(b) The Representative shall have received, as of the effective date of the Registration Statement, a “lock-up” agreement from each officer, director and shareholder of the Company of Ordinary Shares prior to the consummation of the Offering (each, a “Lock-Up Party”), duly executed by the applicable Lock-Up Party, in each case substantially in the form attached hereto as Annex I.

(c) The Representative shall have received the favorable written opinion of Loeb & Loeb LLP, United States legal counsel for the Company, dated as of the Closing Date addressed to the Underwriters in the form attached hereto as Annex II.

(d) The Representative shall have received the favorable written opinion of Conyers Dill Pearman, Cayman Islands legal counsel for the Company, dated as of the Closing Date addressed to the Underwriters in the form attached hereto as Annex III.

(e) The Representative shall have received the favorable written opinion of Concord & Partners, PRC legal counsel for the Company and the Subsidiaries, dated as of the Closing Date addressed to the Underwriters in the form attached hereto as Annex IV.

 Maxim Group LLC
[                   ], 2006

(f) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to the Representative and to Underwriters’ Counsel.

(g) The Representative shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of the Closing Date to the effect that: (i) the condition set forth in subsection (a) of this Section 7 has been satisfied, (ii) as of the date hereof and as of the applicable Closing Date, the representations and warranties of the Company set forth in Section 1 hereof are true and correct in all material respects, (iii) as of the applicable Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with in all material respects, (iv) the Company has not sustained any material loss or interference with their respective businesses, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and (vi) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any Material Adverse Change, whether or not arising from transactions in the ordinary course of business.

(h) On the date of this Agreement, on the Closing Date and, as the case may be, on each Additional Closing Date, the Representative shall have received a “cold comfort” letter from KPMG, dated, respectively, as of the date of the date of delivery and addressed to the Underwriters and in form and substance satisfactory to the Representative and Underwriters’ Counsel, confirming that they are registered independent certified public accountants with respect to the Company under the PCAOB and within the meaning of the Securities Act and the Rules and Regulations, and stating, as of the date of delivery (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement covered by such letter and, with respect to letters issued as of Additional Closing Dates, confirming the conclusions and findings set forth in such prior letter.

(i) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company, taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

 Maxim Group LLC
[                   ], 2006

(j) The Company shall have obtained insurance on the life of Xiaoan He as provided for in Section 5(q) hereof.

(k) The Shares shall have been approved for quotation on NASDAQ.

(l) The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares.

(n) The Company shall have delivered the certificate of the Secretary of the Company and the Subsidiaries certifying as to (i) the By-Laws of the Company and the Subsidiaries, (ii) the resolutions and actions of the Board of Directors of the Company concerning the approval and issuance of the Shares, the filing of the Registration Statement and Prospectus, and the execution and delivery of this Agreement, and such other matters related thereto as the Representative may require, (iii) the Memorandum and Articles of Association (or similar governing documents) of the Company and the Subsidiary, and (iv) the incumbency and authority of the officers of the Company to execute and deliver this Agreement.

(o) The Company shall have filed with the Commission all Issuer-Represented Free Writing Prospectuses or other information required to be filed by the Company under the Securities Act and the Rules and Regulations.

(p) The Company shall have furnished the Representative and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 7 shall not be reasonably satisfactory in form and substance to the Representative and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the consummation of the Closing, and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Representative at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

 Maxim Group LLC
[                   ], 2006

8. Indemnification.

(a) The Company shall indemnify and hold harmless each Underwriter and each Person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including, but not limited to, reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by such party contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus, the Prospectus or in any Issuer-Represented Free Writing Prospectus, Issuer-Represented General Free Writing Prospectus, Issuer-Represented Limited-Use Free Writing Prospectus and/or Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a “Blue Sky Application”), or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission made by such party to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent (but only to the extent) that: (x) any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative expressly for use therein, which written information, it is agreed, shall consist solely of the subsections of the “Underwriting” section of the Prospectus captioned “Nature of Underwriting Commitment,” “Pricing of Securities,” “Stabilization” and “Foreign Regulatory Restrictions on Purchase of Ordinary Shares” (the “Underwriter Information”) or (y) such statement or omission was contained or made in any Preliminary Prospectus and corrected in the Prospectus in conformity with the requirements of the Securities Act and the Rules and Regulations. This indemnity agreement will be in addition to any liability, which the Company may otherwise have, including but not limited to other liability under this Agreement.

 Maxim Group LLC
[                   ], 2006

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including, but not limited to, reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriter Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in the last sentence of Section 1(a) hereof.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

Maxim Group LLC
[                   ], 2006

9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from Persons, other than the Underwriters, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9: (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discount applicable to total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

 Maxim Group LLC
[                   ], 2006

10. Underwriter Default.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the “Default Shares”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representative in their sole discretion shall make.

 Maxim Group LLC
[                   ], 2006

(b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Representative may in its discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Representative does not arrange for the purchase of the Default Shares as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 10 and 11(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five (5) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

11. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Company and the Underwriters contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, including the agreements contained in Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers and directors or any controlling Person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and 2 hereof and the covenants and agreements contained in Sections 6(b), 6(d), 6(e), 8, 9, this Section 11 and Sections 13 through 23 inclusive hereof shall survive any termination of this Agreement, including termination pursuant to Section 10 or 12 hereof.

12. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective upon the later of: (i) receipt by the Representative and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement.

 Maxim Group LLC
[                   ], 2006

(b) The Representative shall have the right to terminate this Agreement at any time prior to the consummation of the Closing or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the consummation of any closing to occur on an Additional Closing Date, as the case may be, (i) any domestic or international event or act or occurrence has materially disrupted, or in the Representative’s opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the American Stock Exchange, the Boston Stock Exchange, NASDAQ, or on the NASD OTC Bulletin Board (or successor trading market) shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities shall have been required on the NASD OTC Bulletin Board or by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States, PRC or Cayman Islands shall have become involved in a war or an increase in major hostilities which, in the Representative’s opinion, make it inadvisable to proceed with the delivery of the securities in the Offering, or (iv) if a banking moratorium has been declared by a New York or federal authority, the PRC or the Cayman Islands, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities market, or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative’s opinion, make it inadvisable to proceed with the delivery of the securities in the Offering, or (vii) if any of the Company’s representations, warranties or covenants pursuant to this Agreement are breached, or (viii) if the Representative shall have become aware after the date of the execution of this Agreement of such a Material Adverse Change in the conditions or prospects of the Company, or such adverse material change in general market conditions, including, without limitation, as a result of terrorist activities after the date hereof, as in the Representative’s judgment would make it impracticable to proceed with the offering, sale and/or delivery of the securities or to enforce contracts made by the Underwriters for the sale of the Shares .

(c) Any notice of termination pursuant to this Section 12 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 10(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representative, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel) actually incurred by the Underwriters in connection herewith (less any advances previously paid).

Notwithstanding any provision of this Agreement to the contrary, in the event this Agreement is terminated by the Company for a reason other than the lack of good faith performance by the Representative or the Underwriter’s hereunder, provided the Representative were prepared to proceed with the Offering, the provisions of Section 5(l) of this Agreement shall survive and shall continue to be an enforceable contractual obligation of the Company in accordance with the provisions of Section 5(l).

 Maxim Group LLC
[                   ], 2006

13. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to the Representative or any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to Maxim Group LLC, 405 Lexington Avenue, New York, New York 10174, Fax No.: (212) 895-3783, Attention: Clifford A. Teller, Managing Director, WR Hambrecht & Co. LLC, 539 Bryant Street, San Francisco, California 94107, Fax No.: (415) 551-3242, Attention: Harrison Clay, Senior Vice President and General Counsel, in each case, with a copy to Underwriters’ Counsel at Richardson & Patel LLP, 405 Lexington Avenue, 26th Floor, New York, New York, 10174 , Fax No.: (212) 907-6687, Attention: Jody R. Samuels, Esq.; and

(b) if sent to the Company , shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement or their last known fax numbers, in each case, with a copy to Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, Fax No.: (212) 407-4990, Attention: Mitchell S. Nussbaum, Esq.

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

14. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling Persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling Persons and their respective successors, officers, directors, heirs and legal representative, and it is not for the benefit of any other Person. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

 Maxim Group LLC
[                   ], 2006

15. Governing Law. This Agreement shall be deemed to have been executed and delivered in New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law, without regard to the conflicts of laws principals thereof (other than The New York General Obligations Law). Each of the Underwriters and the Company: (a) agree that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company has appointed CT Corporation Systems as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein which may be instituted in any New York Court, by any Underwriter, the directors, officers, employees and agents of any Underwriter, or by any person who controls any Underwriter, and expressly accepts the exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company. Notwithstanding the foregoing, the Company hereby agrees to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in connection with any action brought by them arising out of or based upon this Agreement or the sale of the Shares. Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Underwriters mailed by certified mail to the Underwriters’ address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Underwriter, in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

16. Currency. Each reference in this Agreement to U.S. Dollar or “$” (the “Relevant Currency”) is of the essence. To the fullest extent permitted by law, the obligations of the Company in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Relevant Currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the business day immediately following the day on which such party receives such payment. If the amount in the Relevant Currency that may be so purchased for any reason falls short of the amount originally due, the party making such payment will pay such additional amounts, in the Relevant Currency, as may be necessary to compensate for the shortfall. Any obligation of any of the Company not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

 Maxim Group LLC
[                   ], 2006

17. Waiver Of Immunity. To the extent that any of the Company has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Company hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.

18. Entire Agreement. This Agreement, together with the schedules and exhibits attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein.

19. Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

22. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

23. Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

FUWEI FILMS (HOLDINGS) CO., LTD.

By:
Name:
Title:

Accepted by the Representative, acting for itself and as
Representative of the Underwriters named on Schedule A attached hereto, as of the date first written above:

MAXIM GROUP LLC

By:
Name: Clifford Teller
Title: Director of Investment Banking

[End of Signature Pages to Underwriting Agreement]

SCHEDULE A

Underwriters

Underwriter	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Option is Fully Exercised
Maxim Group LLC
WR Hambrecht & Co. LLC
Chardan Capital Markets, LLC

SCHEDULE B

ANNEX I

Form of Lock-Up Agreement

Lock-Up Agreement

[Date]

MAXIM GROUP LLC
405 Lexington Avenue
New York, NY 10174

Re:  Fuwei Films (Holdings) Co., Ltd., Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the public offering (the “Offering”) by Fuwei Films (Holdings) Co., Ltd., a company organized and existing under the laws of the Cayman Islands (the “Company”), of an aggregate of [               ] of its ordinary shares, par value $0.129752 US per share (the “Ordinary Shares”). The Offering is governed by the certain Underwriting Agreement, dated as of [                 ] (the “Underwriting Agreement”), by and between the Company and Maxim Group LLC (the “Representative”), as representative of the several underwriters named therein.

In order to induce the Representative to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of the Representative, which consent shall not be unreasonably withheld, during the period from the date hereof until and through the nine (9) month anniversary of the closing of the offering contemplated by the Underwriting Agreement (the “Lock-Up Period”), the undersigned: (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration.

As used herein, the term “Relevant Security” means any Ordinary Shares or other security of the Company thereof that is convertible into, or exercisable or exchangeable for Ordinary Shares or equity securities of the Company or that holds the right to acquire any Ordinary Shares or equity securities of the Company or any other such Relevant Security.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.

The undersigned hereby further agrees that, without the prior written consent of the Representative, which consent shall not be unreasonably withheld, during the Lock-Up Period the undersigned will not: (x) file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

The undersigned hereby represents and warrants to the Representative and the Company that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

ANNEX II

Opinion of Loeb & Loeb LLP

ANNEX III

Opinion of Conyers Dill Pearman

ANNEX IV

Opinion of Concord & Partners

ANNEX V

ISSUER-REPRESENTED FREE WRITING PROSPECTUSES

[to be completed]